Supplement to the
Fidelity® Contrafund® II
August 20, 2002
Prospectus

On June 19, 2003, the Board of Trustees of Fidelity Contrafund II authorized elimination of the fund's 3.00% front-end sales charge. Beginning June 23, 2003, after 4:00 p.m. Eastern time, purchases of shares of the fund will not be subject to a sales charge. Information in this prospectus specific to front-end sales charges for the fund is no longer applicable.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 4.

The returns in the following table include the effect of the fund's 3.00% maximum applicable front-end sales charge, which has been eliminated on any purchases made after 4:00 p.m. Eastern time on June 23, 2003.

The following information replaces similar information found in the "Fee Table" section on page 5.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributionsA	None
Deferred sales charge (load) on redemptions	None

A The fund may impose a 3.00% sales charge on purchases upon 60 days notice to shareholders.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 10.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 11.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Features and Policies" section on page 14.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in the fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

CII-03-02 June 26, 2003
1.482432.107

SUPPLEMENT TO THE

FIDELITY® CONTRAFUND® II

A Fund of Fidelity Hastings Street Trust

August 20, 2002

STATEMENT OF ADDITIONAL INFORMATION

On June 19, 2003, the Board of Trustees of Fidelity Contrafund II authorized elimination of the fund's 3.00% front-end sales charge. Beginning June 23, 2003, after 4:00 p.m. Eastern time, purchases of shares of the fund will not be subject to a sales charge.

The following information replaces the fourth paragraph in the "Portfolio Transactions" section on page 11.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network or an alternative trading system.

The following information has been removed from the "Portfolio Transactions" section on page 11.

Ordinarily commissions are not charged on OTC orders because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

The following information replaces the similar information following the heading "Historical Fund Results" found in the "Performance" section on page 14.

The fund had a maximum front-end sales charge of 3.00% (eliminated effective June 23, 2003, after 4:00 p.m. Eastern time) which is included in the average annual and cumulative returns.

CIIB-03-02 June 26, 2003
1.720295.105

The following information replaces all information under the heading "Buying, Selling, and Exchanging Information" beginning on page 16.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.